Exhibit 10.18

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS A PRIVATE OR CONFIDENTIAL.

Commercial Supply Agreement

Triheptanoin Ultrapure

Between

Ultragenyx Pharmaceutical Inc.

60 Leveroni Court Novato, CA 94949 USA

(Herein known as UGX)

And

IOI Oleo GmbH Herrengraben 31

20459 Hamburg, Germany (Herein known as IOI)

Hereinafter referred to individually as a “Party” and together as the “Parties”

Preamble

Whereas, UGX is a company engaged in the pharmaceutical field focusing on development of rare disease therapies and has obtained regulatory approval to market certain medicinal products based on active pharmaceutical ingredients;

Whereas, IOI is a supplier of oleochemical specialties for a large number of pharmaceutical and industrial applications, including the development and manufacturing of drug substance.

Whereas, given IOI’s know-how, expertise, capability, experience and infrastructure, Ultragenyx entrusted IOI with, and IOI accepted, the manufacturing, packing, releasing of Ultragenyx’s Triheptanoin Ultrapure Drug Substance (the PRODUCT) in accordance with the terms and conditions of the Supply Agreement between CREMER OLEO GmbH & Co KG as legal predecessor of IOI and Ultragenyx Pharmaceutical Inc. of November 19th 2012 (“INITIAL AGREEMENT”);

Whereas, as the PARTIES have determined the INITIAL AGREEMENT to be terminated and replaced with a modified agreement to better regulate their collaboration in particular, but not limited to, the evolving regulatory status of PRODUCT across the world, both PARTIES have expressed their intention to better regulate respective duties and obligations in relation to the manufacturing of Ultragenyx’s Triheptanoin Ultrapure Drug Substance;

Whereas, each Party herewith expresses once again its commitment to (i) work in a partnership model, (ii) always apply the appropriate level of trust and transparency, (iii) respect a duty of good faith and fair dealing in connection with its performance under this AGREEMENT, (iv) perform its obligations under this AGREEMENT in a diligent, legal, ethical and professional manner so as to advance the purposes and intent of this AGREEMENT.

Now, Therefore, in consideration of the mutual agreements and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

Contents

1. DEFINITION	5
2. SCOPE OF THE AGREEMENT	7
3. IOI`S RESPONSIBILITIES	8
4. UGX RESPONSIBILITIES	9
5. GOVERNANCE MODEL	9
6. RECORDS, AUDITS AND INSPECTIONS	11
7. INTELLECTUAL PROPERTY	10
8. DEFECTIVE PRODUCT	12
9. INDEMNIFICATION FOR THIRD-PARTY CLAIMS	13
10. LIMITATION OF LIABILITIES	14
11. INSURANCE	15
12. FORCE MAJEURE	15
13. TERM AND TERMINATION	15
14. MISCELLANEOUS	15
APPENDIX I (COMMERCIAL TERMS)	20
APPENDIX II (COMPLIANCE)	23
APPENDIX III (PRICES AND FEES)	25
APPENDIX IV (QUALITY AND TECHNICAL AGREEMENT)	19

APPENDIX V (PRODUCT SPECIFICATION)	22
APPENDIX VI (RAW MATERIAL SPECIFICATIONS)	24
APPENDIX VII (CDA)	29
APPENDIX VIII (THIRD PARTY LABORATORIES)	30

1.
Definitions

AGREEMENT means this Commercial Supply AGREEMENT.

ADDITIONAL SERVICE means any service provided by IOI and agreed by both PARTIES, except all activities involved in MANUFACTURE and TECHNICAL RELEASES of PRODUCT. Additional services are subject to individual OFFERS. They are defined in Appendix I.

AFFILIATE shall mean with respect to a Party, any person, corporation, company, partnership or other entity that controls, is controlled by, or is under common control with that Party. For the purpose of this definition, “control” shall mean direct ownership of fifty percent (50%) or more of the shares of stock entitled to vote for the election of directors, in the case of a corporation, or fifty percent (50%) or more of the equity interest in the case of any other type of legal entity, status as a general partner in any partnership, or any other arrangement whereby the entity or person controls or has the right to control the board of directors or equivalent governing body of a corporation or other entity, or the ability to cause the direction of the management or policies of a corporation or other entity.

BUSINESS DAY shall mean each day of the week on which a Party`s offices are open for business (usually any day except Saturday, Sunday and legal holidays).

CALENDAR QUARTER shall mean the respective periods of 3 (three) consecutive CALENDAR MONTHs ending March 31st, June 30th, September 30th and December 31st.

CALENDAR MONTH shall mean any of the 12 (twelve) CALENDAR MONTHs of a CALENDAR YEAR.

CALENDAR YEAR shall mean a period of 12 (twelve) consecutive months corresponding to a calendar year commencing on the first days of January.

CONFIDENTIAL INFORMATION shall have the meaning as provided in Appendix 7.

DELIVERY DATE means the point in time set out in the confirmed FORECAST at which PRODUCT is delivered to UGX under the applicable Incoterm®.

EQUIPMENT means any equipment system to support the manufacturing and/or packaging of UGX`s PRODUCT.

EXECUTIVE LEADERSHIP shall mean for the purpose of this AGREEMENT the [***] of UGX and the [***] of IOI respectively (or whoever is on these roles ad interim).

FACILITY shall mean the IOI manufacturing site located in [***] adequate to MANUFACTURE the PRODUCT by means of validated processing equipment and manufacturing processes for the PRODUCT, trained and competent personnel with relevant knowledge and experience.

FINAL RELEASE shall mean PRODUCT quality release by UGX or UGX`s delegate as per QTA.

FORCE MAJEURE shall have the meaning as provided in Section 12.

FORECAST shall have the meaning as provided in Appendix I.

cGMP means those practices related to the manufacture of medicinal products for human use laid down in international guidelines and regulations such as the GMP rules of the World Health Organization, the United States Code of Federal Regulations (Title 21, Parts 210), and the European Union Guide to Good Manufacturing Practice (Eudralex Volume 4). Current Good Manufacturing Practice (cGMP) is the applicable term in the United States. For the purpose of this AGREEMENT, the terms GMP and cGMP are equivalent.

HIDDEN DEFECT means a defect of PRODUCT already present at the time of delivery but not detectable at the time of the inspection.

IMPROVEMENT means technical and business process optimization that is beneficial for the manufacturing process, product quality, financial aspect or supply of PRODUCT.

INTELLECTUAL PROPERTY RIGHTS or IP RIGHTS means rights in or arising from patents, patent applications (including all utility and design patents and patent applications), inventions, trademarks, service marks, trade names, internet domain names, rights in designs, rights in get-up and trade dress, goodwill and the right to sue for passing off or unfair competition, copyrights, (including all computer applications, programs and other software, including without limitation operating software, network software, firmware, middleware, and design software rights in computer software and databases), database rights, industrial property rights, moral rights of authors, rights to use and protect the confidentiality of, confidential information (including know-how and trade secrets), utility models, any common law rights arising from use of the foregoing, all rights of use, renewal, continuations, divisions, extensions and the like relating to the foregoing, and other intellectual property rights, in each case whether registered or unregistered and including any applications and rights to apply for the grant of any such rights and all rights and forms of protection having an equivalent or similar effect anywhere in the world.

JOINT WORKING TEAM shall mean the team selected by the STEERING COMMITTEE in accordance with the criteria set out under Section 5 of this AGREEMENT.

MANUFACTURE or MANUFACTURING means compounding, filling and processing, production, testing and packaging of material by IOI to obtain PRODUCT in accordance with the SPECIFICATION under cGMP conditions.

MATERIAL CHANGE IN CONTROL or BUSINESS MODEL shall mean any of the following: (i) the sale or disposition of all or substantially all of the assets of a Party to a THIRD-PARTY, (ii) the acquisition by a THIRD-PARTY, of more than 50% of a Party’s outstanding shares of voting capital stock (e.g. capital stock entitled to vote generally for the election of directors), or (iii) the merger or consolidation of a Party with or into another corporation. References in this definition to a THIRD-PARTY shall exclude AFFILIATES.

OFFER shall mean IOI`s quotation containing the details of the proposed ADDITIONAL SERVICES subject to UGX`s binding order.

ON-TIME DELIVERY shall mean PRODUCT released by both Parties and ready to be picked up under the applicable INCOTERM® in accordance with the applicable FORECAST.

PRODUCT shall mean Triheptanoin Ultrapure, a Drug Substance as specified in Appendix 5 to this agreement and solely used in pharmaceutical applications.

PURCHASE ORDER shall mean a firm order placed and issued by UGX with a corresponding PURCHASE ORDER number to IOI reflecting forecasted DELIVERY DATE within the binding forecast period.

QUALITY AND TECHNICAL AGREEMENT (QTA) shall be drafted substantially in the same form as Appendix IV.

QUARANTINE SHIPMENT means a shipment of PRODUCT before the quality release by IOI in accordance with the QTA.

SERVICES means all activities related to MANUFACTURING of PRODUCT as described in this AGREEMENT and includes all activities involved in MANUFACTURING of PRODUCT and according to the quality standards set forth in the QTA including costs of in-process control, quality assurance, Continuous Process Verification, Product Quality Review, quality control and release, storage of raw materials, sharing raw analytical/process data, providing relevant documentation and THIRD-PARTY MATERIAL procured by IOI, disposal of waste.

SPECIFICATION means the PRODUCT specification [***], as amended from time to time by mutual agreement between the Parties, and as defined in IOI’s quality system attached as Appendix V to this AGREEMENT and THIRD PARTY MATERIAL specifications for [***] as defined in Appendix VI.

STEERING COMMITTEE shall mean the committee selected by the Parties in accordance with the criteria set out under Section 5 of this AGREEMENT.

TECHNICAL RELEASE shall mean the release of PRODUCT by IOI and UGX in accordance with the QTA.

THIRD-PARTY means any person other than UGX, IOI and their respective AFFILIATES.

THIRD-PARTY MATERIAL means all material procured by IOI for the MANUFACTURING of the PRODUCT.

2.
Scope of the AGREEMENT
2.1.
UGX hereby retains IOI to MANUFACTURE and supply PRODUCT as well as perform SERVICES and ADDITIONAL SERVICES to and for the benefit of UGX in accordance with the terms of this AGREEMENT and the applicable SPECIFICATIONS and applicable QTA. On the term set forth herein, UGX will purchase and pay PRODUCT from IOI and pay ADDITIONAL SERVICES fees as detailed under this AGREEMENT.

2.2.
Quality control testing and analysis of any batch of PRODUCT MANUFACTURED by IOI shall be conducted by IOI and / or THIRD-PARTY labs as stipulated in Appendix VIII. Any different setting regarding where to perform Quality Control testing and analysis of any batch of PRODUCT MANUFACTURED by IOI, for example quality control testing and analysis by a THIRD-PARTY independent laboratory engaged by UGX, shall be discussed and agreed in good faith by the PARTIES. It is understood by the PARTIES that: (i) [***] shall be [***] by UGX to [***], provided IOI’s [***]are [***] to [***]; and (ii) in no event [***].

2.3.
IOI undertakes to refrain from performing any manufacturing services of the PRODUCT for any party other than Ultragenyx, [***].

UGX shall purchase the PRODUCT exclusively from IOI.

2.4.
Attached to this AGREEMENT are the following Appendixes which form an integral part of this AGREEMENT:

Appendix I	Commercial Terms
Appendix II	Compliance
Appendix III	Prices and Fees
Appendix IV	QUALITY AND TECHNICAL AGREEMENT (QTA)
Appendix V	PRODUCT SPECIFICATION
Appndix VI	RAW MATERIAL SPECIFICATIONS
Appendix VII	CDA
Appendix VIII	THIRD-PARTY laboratories

2.5.
In case of any inconsistencies between this AGREEMENT, the Appendices and/or an OFFER referring to it, the Appendices and/or the OFFER shall prevail. However, if there is any contradiction or inconsitency between this AGREEMENT and the QTA, then this AGREEMENT will take precedence.
2.6.
This AGREEMENT, including all its Appendixes constitutes the entire understanding between the Parties as of the EFFECTIVE DATE with respect to the subject matter hereof and supersedes all prior agreements (including the INITIAL AGREEMENT), negotiations, understandings, representations, statements and writings relating thereto.

2.7.
Neither Party shall alter or adjust this AGREEMENT or any Appendixes to it without the prior written permission of the other Party.

3.
IOI`s Responsibilities
3.1.
IOI shall comply with this AGREEMENT, all its Appendixes (including but not limited to Appendix IV) and cGMP.

3.2.
IOI shall render the SERVICES, the ADDITIONAL SERVICES and MANUFACTURE the PRODUCT in the FACILITY unless differently agreed to by the Parties in writing.
3.3.
All the responsibilities and obligations listed under Sections 3.1 and 3.2. will be covered by IOI at their [***]. In case IOI incurs costs in connection with the [***].

3.4.
IOI will notify UGX immediately but not later than within [***] BUSINESS DAYS after becoming aware of any potential failure to deliver the PRODUCT within the timelines agreed in each applicable FORECAST.
3.5.
IOI will provide UGX an inventory report upon request.

3.6.
IOI will undertake [***] to implement and operate an effective system for protecting MANUFACTURE and supply of PRODUCT against risks related to cyber-crime incidents.

4.
UGX Responsibilities
4.1
UGX shall purchase and pay the quantity of PRODUCT set out in the BINDING PERIOD of the FORECAST, as specified in Appendix I.
4.2
UGX shall be responsible to provide IOI with complete and accurate information to enable IOI to MANUFACTURE the PRODUCT.

4.3
UGX shall comply with Appendices I and II.

4.4
UGX shall provide reasonable assistance to IOI in dealing with regulatory changes related to the PRODUCT, SERVICES or ADDITIONAL SERVICES.

5.
Governance Model
5.1.
The partnership model includes a STEERING COMMITTEE and a JOINT WORKING TEAM focusing on operational execution. The JOINT WORKING TEAM will be led by a project/relationship manager of each Party (Joint Working Team Leads).

5.2.
The Parties shall establish a STEERING COMMITTEE consisting of [***] individuals. Each Party will nominate [***] STEERING COMMITTEE members.

5.3.
Either Party may replace its STEERING COMMITTEE members by written notice to the other Party.
5.4.
The purpose of the STEERING COMMITTEE is to:
a)
establish and maintain an effective and efficient collaboration between the Parties:

b)
confirm the Joint Working Team Leads by each Party;
c)
oversee the JOINT WORKING TEAM`s performance in business review meetings;
a)
evaluate in good faith and ratify any technical, business process and/or quality improvements proposed by the JOINT WORKING TEAMS;
b)
act as escalation body for issue resolution;
c)
define the framework for continuous improvement, mutual long-term objectives and priorities;
d)
any other topics assigned to it in compliance with this AGREEMENT or following the mutual decision of the Parties.
5.5.
The Parties shall establish a JOINT WORKING TEAM, consisting of at least [***] of each Party in the [***] and [***] of each Party in [***]. Thus, the minimum size of the JOINT WORKING TEAM shall be [***] members.

5.6.
Either Party may replace its JOINT WORKING TEAM leads and members by notice to the other Party.

5.7.
The purpose of the JOINT WORKING TEAM is to:

a)
drive and improve performance of MANUFACTURE, SERVICES and ADDITIONAL SERVICES, if any, and the JOINT WORKING TEAM functionality;
b)
establish, manage and review routinely other relevant key performance indicators applicable to MANUFACTURING, SERVICES and ADDITIONAL SERVICES;
c)
manage MANUFACTURING, SERVICES and ADDITIONAL SERVICES risks, including lead times and safety stock management of PURCHASED MATERIALS;
d)
overseeing and monitoring MANUFACTURING and manage any and all issues related to MANUFACTURING, SERVICES and ADDITIONAL SERVICES;
e)
facilitate expeditious resolution of any issues, also in accordance with the instructions from the JOINT STEERING COMMITTEE, if received;
f)
maintain a collaborative and constructive relationship at operational level;
g)
potentially propose any IMPROVEMENT to the STEERING COMMITTEE.

5.8.
The JOINT WORKING TEAM shall conduct its discussion in good faith with a view to operating to the mutual benefit of the Parties.
5.9.
In addition to any other topics to be discussed in the agenda of the relevant meeting, the following matters shall be considered to be discussed during the JOINT WORKING TEAM meetings:

a)
team member updates;
b)
performance review (services, quality, relationship, financials);
c)
risk evaluation and associated risk mitigation projects;
d)
review the status of past meeting action items.

6.
Records, Audits and Inspections
6.1
At [***], IOI will create and maintain accurate and relevant records related to MANUFACTURING, SERVICES and ADDITIONAL SERVICES, limited to [***] (collectively, the “RECORDS”). The Parties will [***] of the RECORDS, to the extent they are [***] and do not [***]. In such a circumstance, each Party will [***] on the RECORDS containing [***].

6.2
All original RECORDS of the development and MANUFACTURE of PRODUCT hereunder will be retained and archived by IOI for a period set in accordance with cGMP, APPLICABLE LAW and the QTA (the “RETENTION PERIOD”). In case of conflict between the mentioned sources, the QTA shall prevail. Following the RETENTION PERIOD, IOI will not destroy any UGX PROPRIETARY RECORDS or JOINTLY OWNED RECORDS without first giving UGX written notice and the opportunity to return the UGX PROPRIETARY RECORDS or JOINTLY OWNED RECORDS [***].

6.3
Upon request, IOI agrees to share with UGX [***], which ascertains the accuracy of IOI’s annual balance sheet, as well as the key financial data supporting IOI’s independent auditor’s report, provided that UGX shall keep [***] strictly confidential with the prohibition of disclosure it to any third party without IOI’s prior written consent.
6.4
UGX has the right to audit and inspect the FACILITY, equipment, materials and RECORDS as required by cGMP guidelines, this AGREEMENT and the QTA.

6.5
Not more frequently than [***] per [***], upon [***] advance written notice and subject to compliance with all applicable confidentiality provisions herein, UGX may request to perform cGMP audits at the FACILITY and IOI shall permit for such audits as outlined in the QTA. UGX and its duly authorized representatives may have access together with a IOI employee to the FACILITY, during operational hours and during active MANUFACTURING, to enter and inspect any premises and MANUFACTURING SERVICES and/or ADDITIONAL SERVICES to ascertain compliance by IOI with the terms of this AGREEMENT. IOI will cooperate with UGX to facilitate the evaluation and inspection, and provide reasonable assistance to UGX. UGX will reasonably cooperate with IOI to mitigate disruption to IOI’s operations. Scope and further details are set forth in the QTA attached to Appendix III of this AGREEMENT. It is understood by the Parties that upon prior written approval by IOI UGX may be accompanied by or delegate to THIRD PARTY’s representatives the performance of such cGMP audits; provided that such THIRD PARTY’s representatives shall (i) be bound by confidentiality obligations toward IOI no less stringent than those identified in this AGREEMENT and (ii) finalize a three-way confidentiality AGREEMENT which shall be accepted by all contracting parties.

6.6
UGX and/or its designees may perform for-cause audits as outlined in the QTA. IOI shall make the FACILITY and the relevant personnel involved in the performance of MANUFACTURING, SERVICES and ADDITIONAL SERVICES under this AGREEMENT available, within reasonable business hours, and advanced written notice ([***]) for the purpose of any UGX audits.

6.7
IOI shall [***] inform UGX of any inspections by competent regulatory authorities at the FACILITY which affects the MANUFACTURE of PRODUCT under this AGREEMENT, within the terms provided in the QTA. In the event that the inspection reveals that IOI is not in compliance with the APPLICABLE LAWS and applicable regulatory regulations, including cGMP, and receives written observations (or any other written communication) by such REGULATORY AUTHORITY which involve the PRODUCT, IOI shall (i) use its best efforts to cure such non-compliance within the timing required by the REGULATORY AUTHORITY, (ii)

inform UGX of any proposed written response by IOI to any such REGULATORY AUTHORITY as far as it relates to MANUFACTURE of PRODUCT and (iii) provide UGX with copies of all documentation as far as it relates to MANUFACTURE of PRODUCT within the terms provided in the QTA. UGX will have the opportunity to review and provide input to the response to IOI as promptly as practicable and in accordance with the QTA.

6.8
IOI agrees that for a justified and documented reason, and only after prior written approval from IOI , which should not be unreasonably denied by IOI up to [***] PERSONS of UGX may be present at the FACILITY during the MANUFACTURING for the purpose of [***]. Any PERSON IN PLANT who are present at the FACILITY, shall comply with IOI’s site regulations, SOPs and rules.

7.
Intellectual Property
7.1.
Neither Party shall, as a result of this AGREEMENT, acquire any right, title, or interest in any INTELLECTUAL PROPERTY RIGHTS that the other Party owns or controls as of the EFFECTIVE DATE of this AGREEMENT, or that the other Party obtains ownership or control of separately and apart from the MANUFACTURING or performance of the SERVICES under this AGREEMENT (“BACKGROUND INTELLECTUAL PROPERTY”).

7.2.
UGX shall own exclusively all rights, titles, and interests in any and all inventions, discoveries and INTELLECTUAL PROPERTY RIGHTS that IOI may conceive, invent, reduce to practice, develop or make, solely or jointly with UGX in the performance of the SERVICES and/or ADDITIONAL SERVICES directly related to the PRODUCT or UGX's BACKGROUND INTELLECTUAL PROPERTY (collectively, “UGX INTELLECTUAL PROPERTY”). IOI hereby assigns, and commits to assign and have assigned, to UGX all UGX INTELLECTUAL PROPERTY. In turn and always subject to the confidentiality terms outlined in this Agreement, UGX commits to grant to IOI during the Term (as herein defined) the exclusive, free-of- charge, worldwide right and licence to practice, use, execute, reproduce, display, modify and exploit in any manner whatsoever such UGX INTELLECTUAL PROPERTY [***]. For clarity’s sake, it is understood by the Parties that IOI's rights under this Section 7.2. shall not include the right to grant sub licences to any persons, for any territories and on any terms.

7.3.
Notwithstanding the foregoing, IOI shall own all rights, titles and interests in any inventions, discoveries and INTELLECTUAL PROPERTY RIGHTS that IOI may develop, conceive, invent, reduce to practice or make in the course of MANUFACTURING of PRODUCT or performance of the SERVICES and/or ADDITIONAL SERVICES that is an improvement of or modification to the MANUFACTURE OF PRODUCT or IOI’s BACKGROUND INTELLECTUAL PROPERTY (collectively, “IOI INTELLECTUAL PROPERTY”).

7.4.
IOI commits to promptly inform UGX according to Section 14.3 of any violation of UGX BACKGROUND INTELLECTUAL PROPERTY and/or UGX INTELLECTUAL PROPERTY and further agrees, [***], to (i) assist UGX or its designee(s) under APPLICABLE LAWS, in obtaining, maintaining, defending and enforcing patents and all other instruments in nature of patents with respect to any UGX BACKGROUND INTELLECTUAL PROPERTY and/or UGX INTELLECTUAL PROPERTY, (ii) provide such information and assistance and execute such document as UGX or its designee(s) may request from time to time, and (iii) confirm the assignments hereunder. For clarity, IOI agrees that UGX or its designee(s) shall be the only Party responsible for filing, prosecuting and maintaining any patent application covering UGX BACKGROUND INTELLECTUAL PROPERTY and/or UGX INTELLECTUAL PROPERTY.

7.5.
If the MANUFACTURING of PRODUCT and/or performance of the SERVICES and/or ADDITIONAL

SERVICES requires the use of IOI BACKGROUND INTELLECTUAL PROPERTY, IOI hereby grants to UGX the necessary rights of using IOI BACKGROUND INTELLECTUAL PROPERTY rights solely for the marketing, distribution and sale of PRODUCT. Such license is granted for PRODUCT manufactured during the term of this AGREEMENT on a worldwide basis, non-exclusively and royalty-free, unless expressly agreed otherwise. Such rights shall be sublicensable by UGX to its AFFILIATES, licensees, collaboration partners or other parties who receive a license(s) or sublicense(s) to UGX BACKGROUND INTELLECTUAL PROPERTY or UGX INTELLECTUAL PROPERTY from UGX.
7.6.
If the performance of this AGREEMENT requires the use of IP RIGHTS of UGX or of THIRD-PARTIES, UGX hereby grants to or procures for IOI the necessary rights of use to these IP RIGHTS solely for the MANUFACTURING of PRODUCT and/or the performance of SERVICES and/or performance of ADDITIONAL SERVICES, [***].

8.
Defective Product
8.1.
If and to the extent permitted by law, PRODUCT is delivered to UGX according to the conditions and SPECIFICATIONS outlined in this AGREEMENT subject to the checks by UGX under Section 8.2 and the inspection by IOI under Section 8.3. IOI makes no warranties, representations of guarantees nor any terms and/or conditions of any kind whatsoever, either expressed or implied whether by statute, common law, custom, course of dealing or otherwise, including any expressed or implied warranties of merchantability, non-infringement, fitness for a particular purpose other than those indicated in this AGREEMENT.

8.2.
UGX or its designee(s) shall examine PRODUCT MANUFACTURED and delivered by or on behalf of IOI for compliance with the SPECIFICATIONS, shortage or chemical identity without undue delay as well as in line with the TECHNICAL RELEASE. Should any of PRODUCT fail to meet the SPECIFICATIONS, shortage or chemical identity, UGX shall inform IOI in writing without undue delay, [***] after identification of such defects. HIDDEN DEFECTS can be claimed in writing within [***] after being detected by UGX within [***] after the TECHNICAL RELEASE. If UGX fails to notify the defect within such a period, UGX shall be deemed to have accepted the defect.

8.3.
In the event UGX notifies IOI within the period and for the reasons mentioned in Section 8.2 , IOI shall conduct its own evaluation within the time frame defined in the QTA. Following such evaluation and in case IOI confirms the non-conformity IOI will then repeat the MANUFACTURING and related SERVICES [***] until the defect is corrected. This is [***]. If the conformity is disputable, IOI and UGX jointly will engage a neutral third party expert to perform a neutral evaluation. The outcome will be binding for both parties.

9.
Indemnification for Third-Party Claims
9.1.
Except for a claim arising out of [***] or [***] under this AGREEMENT, in the event of legal proceedings being instituted against IOI by a third party arising out of UGX's development, processing and commercialization of the Product, UGX shall indemnify and keep indemnified IOI in full against all damages, losses, injuries, costs and expenses in connection with such legal proceedings. IOI will inform UGX about any legal proceedings being instituted against IOI without delay. UGX shall control the respective legal proceedings but shall not settle any claim that admits fault on behalf of IOI without IOI's consent (not be unreasonably withheld).
9.2.
In the event of legal proceedings being instituted against UGX by a third party arising out of [***] or [***] under this Agreement, IOI shall indemnify and keep indemnified UGX in full against all damages, losses, injuries, costs and expenses in connection with such legal proceedings. UGX will inform IOI about any legal proceedings being instituted against UGX without delay. IOI shall control the respective legal proceedings but shall not settle any claim without UGX's consent (not be unreasonably withheld).

9.3.
If IOI’s cooperation is required in administrative proceedings, especially in proceedings relating to admission, customs or importation of PRODUCT, UGX indemnifies IOI for any liability which may arise out of this cooperation, except to the extent [***]. That applies, in particular, in cases, where [***]. The procedural requirements of Sections 9.1-9.2 shall apply to any indemnification claims by IOI under this Section 9.3.

10.
Limitation of Liabilities
10.1.
Subject to UGX’s obligation to pay under Section 4, the Parties’ overall liability arising out of or in connection with this AGREEMENT, whether in contract, tort, statutory or otherwise is [***] Euro per [***], or [***] in the event this AGREEMENT expires or is terminated for whatever reason before the end of a CALENDAR YEAR. The limitation under this Section 10.1 does not apply to each Party’s obligation to indemnify the other under [***] or any other liability that cannot be restricted by law.

10.2.
Except for the indemnity under Section 9, each Party excludes any liability for [***] provided that such damages have not been [***].

10.3.
EACH PARTY EXCLUDES ANY LIABILITY FOR SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE AND EXEMPLARY DAMAGES, RECALL COSTS, LOSS OF PROFIT ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE EXERCISE OF ITS RIGHTS HEREUNDER, HOWEVER CAUSED, PROVIDED THAT SUCH DAMAGES HAVE NOT BEEN CAUSED BY [***].

11.
Insurance
11.1.
Either Party shall, at its sole cost and expense, obtain and maintain in force for the term of the AGREEMENT adequate and suitable insurance in the minimum amounts set forth below with a reputable insurance company to cover its liability under this AGREEMENT.
11.2.
UGX will maintain a comprehensive products liability insurance, with combined single limits of [***] USD for each claim with respect to personal injury and/or damage to property and [***] USD aggregate.

11.3.
IOI will maintain a comprehensive product liability insurance, with combined single limits of [***] USD for each claim with respect to personal injury and/or damage to property and [***] USD aggregate.

11.4.
Such insurance must remain in place for the entire duration of this AGREEMENT and [***] after termination triggered in compliance with Section 13. For the avoidance of any doubt, each Party is allowed to change the insurer during the validity term of this Section 11.4 provided that all the conditions described in this Section 11 are properly met.

11.5.
IOI will provide insurance certificates upon request to UGX. IOI must promptly notify UGX if any of such insurance is canceled, terminated or not renewed.

12.
Force Majeure

Neither Party is liable to the other Party for failure or delay in performing its obligations to the extent and for so long as such failure or delay results from causes that were not reasonably foreseeable at the time of signing the AGREEMENT, are beyond the reasonable control of such Party, including but not limited to fires, earthquakes, floods, embargoes, wars, acts of war (whether war is declared or not), terrorist acts, insurrections, riots, civil commotion, strikes, lockouts or other labor disturbances, acts of God or other acts, omissions, pandemics or delays in acting by any administrative authority (each, a “Force Majeure”), and the effects of which cannot be avoided or overcome by such Party. In the event of the occurrence of Force Majeure, the Party affected must notify the other Party promptly of the Force Majeure event and its anticipated duration, and each Party will use its [***] to mitigate the adverse consequences.

13.
Term and Termination
13.1.
This AGREEMENT is effective as of the last date of signature (“Effective Date”) and will last for an indefinite period (“Term”). Each Party may terminate this AGREEMENT at will (without cause) with a pre-notice of [***] at any time.

13.2.
If a Party commits a material breach of a material obligation of this AGREEMENT and does not cure such breach within [***] of receiving notice of such breach from the non-breaching Party, the non- breaching Party may terminate this AGREEMENT with immediate effect upon written notice to the breaching Party.

13.3.
Each Party shall also be entitled to terminate this AGREEMENT with [***] in case of MATERIAL CHANGE in CONTROL or BUSINESS MODEL of the respective other Party which affects such Party`s ability to fulfill its contractual obligations.

13.4.
Either Party shall be entitled to terminate this AGREEMENT with [***] if the other Party fails to maintain the necessary rights, permits and approvals to perform the contractual obligations under this AGREEMENT.

13.5.
Either Party may terminate in the event for FORCE MAJEURE lasting longer than [***].

13.6.
In any event of termination (including termination at will by IOI, but excluding termination at will by UGX as per Section 13.1 and termination by IOI for UGX’s breach under Section 13.2) of this AGREEMENT triggered by any of the Parties or resulting from [***], UGX may by written notice to IOI seek assistance from IOI with respect to [***] and agreed to by IOI and UGX. IOI agrees to [***], which [***], with the exception of the [***]. Except as specifically set forth in this paragraph, IOI will not [***] and will not provide, disclose or teach or otherwise reveal IOI INTELLECTUAL PROPERTY or IOI BACKGROUND INTELLECTUAL PROPERTY, consistent with the principles set forth in Section 7.

14.
Miscellaneous
14.1.
No change of this AGREEMENT is valid unless it is in writing and signed by the Parties. This applies also to the foregoing sentence.

14.2.
In case one of the sections is invalid or unenforceable, the other sections remain unaffected by this. The Parties shall negotiate in good faith if they wish to replace such invalid or unenforceable section.

14.3.
Any notice or request required or permitted to be given under or in connection with this AGREEMENT or the subject matter hereof shall be given by prepaid registered or certified first-class airmail, recognized international carrier, e-mail or telefax to the recipient at its address set forth on the first page of this AGREEMENT or to such other address as may have therefore been furnished in writing by the recipient to the sending Party. Any such aforementioned notice or request concerning this AGREEMENT shall be effective upon receipt by the Party to which it is addressed.
14.4.
Neither Party may assign or transfer this AGREEMENT or any rights or obligations hereunder, by operation or law or otherwise, without the prior written consent of the other Party, except that a Party may make such an assignment or transfer, by operation of law or otherwise, without the other Party’s consent to its insurers, its AFFILIATE(S) or to an entity that acquires all or substantially all the business of such Party to which this AGREEMENT relates, whether in a merger, consolidation, reorganization, acquisition, sale or otherwise. Notwithstanding anything to the contrary contained herein, in the event of an assignment to an AFFILIATE pursuant to this Section 14.4, the assigning Party consents, acknowledges, covenants and guarantees that it shall remain jointly and severally liable, along with the assignee, to the non-assigning Party for all the obligations contained herein. This AGREEMENT shall be binding on the successors and permitted assigns of the assigning Party, and the name of a Party appearing herein shall be deemed to include the name(s) of such Party’s successors and permitted assigns to the extent necessary to carry out the intent of this AGREEMENT. Any assignment or attempted assignment by either Party in violation of this Section 14.4, shall be null and void and of no legal effect.

14.5.
This AGREEMENT and any potential subsequent amendment to it, may be executed in 2 (two) or more counterparts, each of which shall be deemed an original and all of which shall constitute together the same instrument. In the event that any signature is delivered by facsimile transmission, by e-signature or by e-mail delivery of a .pdf format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile, electronic signature or “.pdf” signature page were an original thereof.

14.6.
Any controversy, claim or dispute arising out of or relating to this AGREEMENT, including any question regarding its existence, validity, breach or termination (a “DISPUTE”), shall be resolved in accordance with the following provisions:
a)
Any DISPUTE shall be settled, if possible, through good-faith negotiation between the Parties at the Steering Committee (as set out in Section 5). Such good faith negotiations shall commence promptly upon a Party’s receipt of notice of any claim or dispute from the other Party and continue for a period of [***]. [***].

b)
If the Parties do not reach an amicable settlement of the DISPUTE, it shall be submitted to mediation in accordance with the Swiss Rules of Mediation of the Swiss Arbitration Centre in force on the date when the request for mediation was submitted in accordance with these Rules. The seat of the mediation shall be Bern, in Switzerland, although the meetings may be held in Basel, Switzerland, or in Hamburg, Germany. The mediation shall be conducted in English or in German.
c)
If the Parties do not reach a resolution of the DISPUTE by mediation within [***] from the date when the mediator(s) has (have) been confirmed or appointed by the Swiss Arbitration Centre, it shall be exclusively resolved by the courts of Bern, Switzerland.

14.7.
This AGREEMENT shall be governed by and construed in accordance with the laws of Switzerland without reference to any rules of conflicts of law and excluding the United Nations Convention on Contracts for the International Sale of Goods (“CISG”).

14.8.
Each Party hereto has a duty of good faith and fair dealing in connection with its performance under this AGREEMENT. Each Party shall perform its obligations under this AGREEMENT in a diligent, legal, ethical and professional manner so as to advance the purposes and intent of this AGREEMENT.

IN WITNESS WHEREOF, this AGREEMENT is executed as of the AGREEMENT Effective Date on behalf of the parties by their duly authorized representatives.

Ultragenyx Pharmaceutical Inc.	IOI Oleo GmbH

By: /s/ Siegfried Hackl	/s/ Rene Fresen
Siegfried Hackl	Rene Fresen
Printed Name	Printed Name
SVP Product Supply	Chief Marketing Officer
Title	Title
31-Mai-2023	15-June-2023
Date	Date

Ultragenyx Pharmaceutical Inc.	IOI Oleo GmbH

By: /s/ Dennis Huang	/s/ Mark Tuchen
Dennis Huang	Mark Tuchen
Printed Name	Printed Name
Chief Technical Ops Officer	Chief Financial Officer
Title	Title
06-June-2023	19-June-2023
Date	Date

Appendix I

Commercial Terms

I.
Forecast and Purchase Order

(i)
The Parties hereby establish a forecast procedure, comprising a binding rolling forecast period and a non-binding long-term range as follows.

(ii)
UGX will provide a good faith rolling forecast covering the [***] no later than the [***] of each [***], specifying the ordered quantity of PRODUCT, the number of batches and the expected DELIVERY DATE (“FORECAST”). IOI will have [***] after receipt to reject the FORECAST submitted by UGX and to provide an alternative production schedule.

(iii)
The first [***] of the confirmed FORECAST shall be binding (“BINDING PERIOD”) to [***] to both Parties with respect to [***].

(iv)
UGX will issue PURCHASE ORDERS upon confirmation of FORECAST reflecting the quantities of PRODUCT to be delivered during the BINDING PERIOD and their DELIVERY DATE. [***]. IOI can reject Purchase Order and DELIVERY DATE within [***] of receipt of such PURCHASE ORDER after which the Purchase Order and DELIVERY DATE will become binding on IOI. [***].
(v)
In case a PURCHASE ORDER is changed by UGX and needs to be rescheduled within BINDING PERIOD, both Parties agree [***].
II.
Delivery

(i)
Any delivery of PRODUCT by IOI to UGX or to a THIRD-PARTY named by UGX shall be [***], unless otherwise agreed in writing by the Parties. IOI will package PRODUCT according to the requirement of UGX for transport in line with the QTA or mutually agreed on shipping procedures.
(ii)
The transfer of property/title of PRODUCT will be upon payment by UGX of the respective invoice for PRODUCT.
(iii)
In urgent cases, UGX may request in writing:
a)
a QUARANTINED SHIPMENT;

UGX assumes all risks, responsibilities and costs associated with a QUARANTINED SHIPMENT, unless the reason for the non-compliance of the PRODUCT is caused by IOI.

III.
Prices and Payment

(i)
Price for the MANUFACTURING of PRODUCT (“PRICE") is outlined in Appendix III for the [***] -“INITIAL TERM”). [***] is determined by the [***] within the [***].
(ii)
If after the INITIAL TERM it is determined that [***] had been applied, the [***] will be applied after such determination. Any [***] differences therefore will either be a) [***] or b) [***].
(iii)
The PRICE may be [***], effective on the [***] from IOI to UGX. Such [***] shall be based on [***] in [***]. Any [***] shall be based [***].
(iv)
Payments shall be made by UGX in Euro and within [***] after receipt of a proper invoice.
(v)
Invoices sent via email will be submitted to invoicing@ultragenyx.com and the responsible Joint Working Team member of UGX. For sake of clarity, IOI shall invoice UGX any batches of PRODUCT upon [***].
(vi)
[***] (“OFFER”) following specific requests by UGX and shall become applicable upon UGX’s acceptance of an OFFER.
(vii)
PRICE for PRODUCT and fee for ADDITIONAL SERVICES shall not contain [***]

IV.
Third-Party Material

(i)
All Services requiring materials that are purchased, procured, stored and tested by IOI shall be [***].
(ii)
IOI will promptly inform UGX if it encounters [***], including [***] with respect to any [***]. In such an event, [***].

V.
Special Costs

All costs concerning [***]. In such a case, [***] of receipt of invoice and documentation of such amounts. As soon as possible, UGX will inform IOI about any administrative requirement applicable to IOI in force in any country where UGX is marketing commercial PRODUCT.

VI.
Additional Services

Upon request by UGX, IOI will perform ADDITIONAL SERVICES, as long as [***]. If [***], the [***]. These additional services might be but are not limited to:

(i)
[***];
(ii)
Any [***] either requested by UGX (e.g. [***]) or resulting from any [***] requested by UGX, including [***],
(iii)
[***] work
(iv)
[***]specific for the manufacturing of PRODUCT
(v)
Any [***] work
(vi)
[***];
(vii)
[***]. For the avoidance of doubt, [***]. For any other circumstance JOINT WORKING TEAM will engage in good faith to conclude the applicable fees.
(viii)
[***].

IOI will [***] ADDITIONAL SERVICE to UGX by written OFFER referring to this AGREEMENT. Upon agreement between the Parties about such OFFER, IOI will provide the ADDITIONAL SERVICES as described in the respective OFFER.

Appendix II

Compliance

I.
Compliance Statement

To the extent applicable, IOI shall inform itself of and comply with applicable anti-corruption legislation, including legislation enacted pursuant to the 1997 OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions (the “OECD Convention”), and the Foreign Corrupt Practices Act of 1977, as amended (15 U.S.C. §§78dd-1, et. seq.) (the “FCPA”). If applicable to the MANUFACTURE, SERVICES and ADDITIONAL SERVICES provided hereunder, IOI declares that it understands the provisions of the OECD Convention and the FCPA and agrees not to breach any such legislation or to cause UGX to breach any such legislation. IOI further agrees that, if applicable, it will educate its personnel and contractors engaged in MANUFACTURE, providing SERVICES and ADDITIONAL SERVICES to UGX hereunder in relation to such legislation. IOI agrees it has not, and covenants that it will not, in connection with the conduct of its business activities, promise, authorize, ratify or offer to make, or take any act in furtherance of any payment, contribution, gift, reimbursement or other transfer of anything of value, or any solicitation, directly or indirectly: (i) to any individual including government officials; or (ii) to an intermediary for payment to any individual including government officials; or (iii) to any political party for the purpose or effect of public or commercial bribery, acceptance of or acquiescence in extortion, kickbacks or other unlawful, illegal or improper means. IOI has not, nor to the knowledge of IOI, have any of the IOI’s directors, officers, agents, stockholders or employees acting on behalf of IOI made any false or artificial entries on any of its books or records for any reason. IOI also represents, but only to the best of their knowledge, that, except as disclosed to UGX in writing, it will collaborate with UGX to the best of its ability to represent on a CALENDAR YEAR basis whether neither it nor any of its officers, directors, shareholders or beneficial owners is (i) an officer or employee of a government or any department, agency or instrumentality thereof (including a government-owned or controlled commercial enterprise), (ii) an officer or employee of a public international organization, (iii) a person who acts in any official capacity for or on behalf of any government or department, agency, instrumentality or public international organization, or (iv) a political party official or candidate for political office (each, a “GOVERNMENT OFFICIAL”). IOI will immediately disclose to UGX any current or future affiliation or association between itself and any GOVERNMENT OFFICIAL as long as it becomes aware of that.

II.
Data Privacy

Each Party shall collect, use, retain and disclose any personal data provided or belonging to the other Party in a fair, transparent and secure way in accordance to any Applicable Law. Each Party shall (i) use the other Party personal data only under such Party’s instructions in writing and not use it for any purpose other than the performance of this AGREEMENT; (ii) ensure that effective organisational and security measures (both technological and physical) are applied to all personal data of the other Party to ensure the privacy of affected individuals; (iii) appoint a representative who is accountable for data privacy and security; (iv) ensure information is protected and kept secure at all times from unauthorised use, damage, disclosure, diversion or removal, whether through accident, improper act or breach of trust; (v) ensure employees who will have access to the other Party’s personal data are appropriately trained in their responsibilities around processing and protecting the personal data.

III.
Documentation of Business Transactions

The documentation of any and all business transactions must be complete, transparent, and in compliance with the statutory provisions as well as with any provisions and processes.

IV.
Social Responsibility

IOI respects the dignity of every human being and is committed to compliance with and the protection of human rights.

IOI does not tolerate any kind of child labor as well as any exploitation of children and adolescents. The minimum age for admission to employment must not be under the age for the fulfillment of compulsory education and in no case under 15 (fifteen) years.

IOI disapproves of any form of forced labor.

V.
No Discrimination

IOI creates a working atmosphere characterized by respectful cooperation and to strictly oppose any kind of discrimination on grounds of race or ethnic origin, gender, religion or philosophy of life, disability, age, or sexual identity.

VI.
EHS (Environment, Health and Safety)

IOI undertakes to operate in a safe and responsible manner with respect to the environment and health of employees, customers and the communities where they operate.

IOI will not compromise environmental, health or safety values for other interests; value human life above all else and manage risks accordingly.

IOI pursues and continually improves an EHS system and processes to achieve an EHS incident-free environment.

IOI agrees to always comply with applicable laws and set standards for suppliers.

Appendix III Prices and Fees

[***]

Appendix IV

QUALITY AND TECHNICAL AGREEMENT (QTA)

The current version of the QTA executed separately by the Parties.

Appendix V

PRODUCT SPECIFICATION

The current version of [***]

Appendix VI

RAW MATERIAL SPECIFICATIONS

[***]

Appendix VII

[***]

Appendix VIII

THIRD PARTY laboratories

THIRD-PARTY labs are, but are not limited to:

[***]